UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  December 20, 2013

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GYRODYNE COMPANY OF AMERICA, INC.

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(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1 FLOWERFIELD, Suite 24

ST. JAMES, NEW YORK 11780

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(Address of principal executive

offices) (Zip Code)

(631) 584-5400

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Registrant’s telephone number,

including area code

N/A

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 20, 2013, Gyrodyne Company of America, Inc. (“Gyrodyne”) issued a press release announcing (i) the final details of the previously announced special dividend of $98,685,000 or $66.56 per share of common stock, payable on December 30, 2013, and (ii) that its Board of Directors on December 20, 2013 declared an additional special dividend of $16,150,000 payable on January 31, 2014 in the form of dividend notes to Gyrodyne shareholders as of December 31, 2013, in order to satisfy applicable real estate investment trust (“REIT”) distribution requirements with respect to approximately $17 million in REIT income for 2013. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
99.1	Press Release, dated December 20, 2013, announcing final details of special dividends.

Forward-Looking Statement Safe Harbor

The statements made in this Form 8-K that are not historical facts constitute “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “projects,” “estimates,” “believes,” “seeks,” “could,” “should,” or “continue,” the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives.  Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, risks and uncertainties relating to the process of exploring strategic alternatives, risks associated with Gyrodyne’s ability to implement the tax liquidation, plan of liquidation or the plan of merger, the risk that the proceeds from the sale of Gyrodyne’s assets may be substantially below Gyrodyne’s estimates, the risk that the proceeds from the sale of our assets may not be sufficient to satisfy Gyrodyne’s obligations to its current and future creditors, the risk of shareholder litigation against the tax litigation, the plan of liquidation or the plan of merger and other unforeseeable expenses related to the proposed liquidation, the tax treatment of condemnation proceeds, the effect of economic and business conditions, including risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, Palm Beach County in Florida and Fairfax County in Virginia, risks and uncertainties relating to developing Gyrodyne's undeveloped property in St. James, New York and other risks detailed from time to time in Gyrodyne's SEC reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By:	/s/ Frederick C. Braun III
Frederick C. Braun III President and Chief Executive Officer

Date: December 20, 2013